UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

MOUNT LOGAN CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42813	33-2698952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Madison Avenue, 3rd Floor New York, New York (Address of principal executive offices)		10022 (Zip Code)
(212) 891-2880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	MCLI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☒

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant
Dismissal of Former Independent Registered Public Accounting Firm
On November 5, 2025, the Audit Committee of the Board of Directors of Mount Logan Capital Inc. (the “Company”) approved the decision to dismiss EisnerAmper LLP (“Eisner”) as the Company’s independent registered public accounting firm.
Prior to the consummation on September 12, 2025 of the previously announced business combination pursuant to the Agreement and Plan of Merger, dated as of January 16, 2025, by and among the Company (f/k/a Yukon New Parent, Inc.), Mount Logan Capital Inc., a corporation organized under the laws of the Province of Ontario (“Legacy MLC”), 180 Degree Capital Corp. (“TURN”), Polar Merger Sub, Inc., and Moose Merger Sub, LLC, as amended as of July 6, 2025 and August 17, 2025, Eisner was the independent registered public accounting firm that audited the financial statements of each of TURN and the Company since 2023 and 2025, respectively.

Eisner’s reports on the Company’s consolidated financial statements as of June 30, 2025 and the related consolidated statement of changes in stockholder’s equity from January 7, 2025 (inception) to June 30, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern.
During the period from January 7, 2025 to June 30, 2025, and the subsequent interim periods through November 5, 2025, there were no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eisner’s satisfaction, would have caused Eisner to make reference thereto in their reports.
The Company provided Eisner with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Eisner furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Eisner’s letter, dated November 5, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Appointment of Independent Registered Public Accounting Firm
On November 5, 2025, the Audit Committee of the of the Board of Directors of the Company appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent public accounting firm for the fiscal year ended December 31, 2025. Deloitte previously served as the auditor for Legacy MLC.
During the fiscal years ended December 31, 2024 and 2023, as well as the subsequent interim periods through the date hereof, neither the Company nor anyone acting on its behalf consulted with Deloitte as it related to TURN regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter from EisnerAmper LLP, dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNT LOGAN CAPITAL INC.

Date:	November 6, 2025	By:	/s/ Nikita Klassen
		Name:	Nikita Klassen
		Title:	Chief Financial Officer